SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 17, 2005
                                                          --------------

                             BROOKLINE BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-23695                  04-3402944
           --------                      -------                  ----------
(State or Other Jurisdiction)     (Commission File No.)       (I.R.S. Employer
      of Incorporation)                                      Identification No.)


160 Washington Street, Brookline, Massachusetts                   02147
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code:   (617) 730-3500
                                                      --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.        Entry into a Material Definitive Agreement.

On March 17, 2005, the Compensation Committee of Brookline Bank, the wholly-owned subsidiary of Brookline Bancorp, Inc. (the "Registrant"), determined the bonus criteria for the Registrant's three senior officers under the Annual Senior Executive Officer Incentive Compensation Plan. 80% of the annual bonus will be tied to operating results, and the remaining 20% will be tied to asset quality.

Item 9.01.        Financial Statements and Exhibits.

None.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            BROOKLINE BANCORP, INC.



Date:   March 23, 2005                   By: /s/ Paul R. Bechet
                                            ------------------------------------
                                            Paul R. Bechet
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer